UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 10, 2016 (November 3, 2016)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-16725	42-1520346
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On November 10, 2016, Principal Financial Group, Inc. (the “Company”) issued $350,000,000 aggregate principal amount of its 3.100% Senior Notes due 2026 (the “2026 Notes”) and $300,000,000 aggregate principal amount of its 4.300% Senior Notes due 2046 (the “2046 Notes” and, together with the 2026 Notes, the “Notes”).  The Notes were issued pursuant to the Senior Indenture, dated as of May 21, 2009 (the “Senior Indenture”), among the Company, as issuer, Principal Financial Services, Inc. (“PFSI”), as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Ninth Supplemental Indenture, dated as of November 10, 2016 (the “Ninth Supplemental Indenture”), with respect to the 2026 Notes, and the Tenth Supplemental Indenture, dated as of November 10, 2016 (together with the Ninth Supplemental Indenture, the “Senior Supplemental Indentures”), with respect to the 2046 Notes.  The Notes are fully and unconditionally guaranteed by PFSI pursuant to separate Guarantees, each dated as of November 10, 2016 (together, the “Guarantees”).

The Notes were sold pursuant to an effective automatic shelf registration statement on Form S-3 (the “Registration Statement”) (File Nos. 333-195749 and 333-195749-04) which became effective upon filing with the Securities and Exchange Commission on May 7, 2014.  The closing of the sale of the Notes occurred on November 10, 2016.  The Senior Indenture, the Ninth Supplemental Indenture (including the form of 2026 Note), the Tenth Supplemental Indenture (including the form of 2046 Note), the Guarantee of PFSI with respect to the 2026 Notes and the Guarantee of PFSI with respect to the 2046 Notes are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 hereto, respectively, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the issuance and sale of the Notes, the Company entered into the Underwriting Agreement, dated November 3, 2016 (the “Underwriting Agreement”), among the Company, PFSI and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and HSBC Securities (USA) Inc., as representatives of the underwriters named in Schedule I thereto, relating to the Notes. The Underwriting Agreement is filed as Exhibit 1.1 hereto, and is incorporated by reference herein.

The opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes and the related Guarantees, is filed as Exhibit 5.1 hereto. The opinion of Karen E. Shaff, Executive Vice President, General Counsel and Secretary of the Company and PFSI, relating to certain legal matters relating to the issuance of the Guarantees, is filed as Exhibit 5.2 hereto.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated November 3, 2016, among Principal Financial Group, Inc., Principal Financial Services, Inc. and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and HSBC Securities (USA) Inc., as representatives of the underwriters named in Schedule I thereto, relating to the 3.100% Senior Notes due 2026 and the 4.300% Senior Notes due 2046.

Exhibit 4.1

Senior Indenture, dated as of May 21, 2009, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee (incorporated by reference to Exhibit 4.1 to Principal Financial Group Inc.’s Current Report on Form 8-K filed on May 21, 2009).

Exhibit 4.2

Ninth Supplemental Indenture (including the form of 3.100% Senior Note due 2026), dated as of November 10, 2016, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee, relating to the 3.100% Senior Notes due 2026.

Exhibit 4.3

Tenth Supplemental Indenture (including the form of 4.300% Senior Note due 2046), dated as of November 10, 2016, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee, relating to the 4.300% Senior Notes due 2046.

Exhibit 4.4	Guarantee of Principal Financial Services, Inc. with respect to the 3.100% Senior Notes due 2026.

Exhibit 4.5	Guarantee of Principal Financial Services, Inc. with respect to the 4.300% Senior Notes due 2046.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP with respect to the 3.100% Senior Notes due 2026, the 4.300% Senior Notes due 2046 and the related Guarantees.

Exhibit 5.2

Opinion of Karen E. Shaff, Executive Vice President, General Counsel and Secretary of Principal Financial Group, Inc. and Principal Financial Services, Inc. with respect to the Guarantee with respect to the 3.100% Senior Notes due 2026 and with respect to the Guarantee with respect to the 4.300% Senior Notes due 2046.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).

Exhibit 23.2	Consent of Karen E. Shaff, Executive Vice President, General Counsel and Secretary of Principal Financial Group, Inc. and Principal Financial Services, Inc. (contained in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

Date: November 10, 2016	By:	/s/ Karen E. Shaff
	Name:	Karen E. Shaff
	Title:	Executive Vice President, General Counsel and Secretary